BLACKROCK FUNDSSM
BlackRock Total Stock Market Index Fund
(the “Fund”)

     Supplement dated November 10, 2015
to the Class K Shares Prospectus of the Fund, dated August 12, 2015

Effective immediately, BlackRock (as defined below) has agreed contractually to cap net expenses of the Fund at a lower level. To achieve this expense cap, BlackRock has agreed to waive and/or reimburse fees or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit. Accordingly, effective immediately the Fund’s prospectus is amended as follows:

The section entitled “Fund Overview — Key Facts About BlackRock Total Stock Market Index Fund —Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class K Shares
Management Fee	0.01%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses	0.16%
Fee Waivers and/or Expense Reimbursements[2]	(0.13)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.03%

1 Other Expenses are based on estimated amounts for the current year.

2 As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 19, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.03% of average daily net assets until November 30, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class K Shares	$3	$38

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

The table following the fourth paragraph in the section entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following:

Contractual Cap[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Class K Shares	0.03%

1 The contractual cap is in effect until November 30, 2016. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

2 As a percentage of average daily net assets.

Shareholders should retain this Supplement for future reference.

PRO-TSMI-K-1115SUP